UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 11, 2014

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
P.O. Box 1000
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 11, 2014, Affiliated Managers Group, Inc. (the “Company”) completed the issuance and sale of $400.0 million aggregate principal amount of 4.250% Senior Notes due 2024 (the “Notes”).  The Notes were issued pursuant to an Indenture dated February 11, 2014 between the Company and U.S. Bank National Association (the “Trustee”) (the “Base Indenture”), as supplemented by the Supplemental Indenture, dated as of February 11, 2014, between the Company and the Trustee (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).  The Notes were issued through an underwriting agreement (the “Underwriting Agreement”) among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I thereto, dated February 6, 2014.

The Notes, which are unsecured obligations of the Company, will mature in 2024 and will bear interest at the rate of 4.250% per year, with interest payable on February 15 and August 15 of each year, beginning on August 15, 2014.  The Company may redeem the Notes at any time, in whole or in part, at a make-whole redemption price plus accrued and unpaid interest.  In addition to customary event of default provisions, the Indenture limits the Company’s ability to consolidate, merge or sell all or substantially all of its assets, and to create certain liens.

The Notes were registered pursuant to a registration statement on Form S-3 (No. 333-190402).  The Company is filing the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the opinion of Ropes & Gray LLP relating to the validity of the Notes as exhibits to this filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

No.	Description
1.1

Underwriting Agreement, dated as of February 6, 2014, by and among Affiliated Managers Group, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Base Indenture, dated as of February 11, 2014, by and between Affiliated Managers Group, Inc. and U.S. Bank National Association.
4.2	Supplemental Indenture, dated as of February 11, 2014, by and between Affiliated Managers Group, Inc. and U.S. Bank National Association, including the form of Global Note attached as Annex A thereto.
5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date:	February 11, 2014	By:	/s/ John Kingston, III
		Name:	John Kingston, III
		Title:	Vice Chairman, General Counsel and Secretary

EXHIBIT INDEX

No.	Description
1.1

Underwriting Agreement, dated as of February 6, 2014, by and among Affiliated Managers Group, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Base Indenture, dated as of February 11, 2014, by and between Affiliated Managers Group, Inc. and U.S. Bank National Association.
4.2	Supplemental Indenture, dated as of February 11, 2014, by and between Affiliated Managers Group, Inc. and U.S. Bank National Association, including the form of Global Note attached as Annex A thereto.
5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).